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                                                                   EXHIBIT 10.27

                                Commercial Lease

THIS LEASE made as of June 1, 2004 between Hamilton Transit Corporate Center
(HTCC), of 572 Whitehead Road, Trenton, NJ 08619 (the "Landlord") and Emtec, Inc., of 817 Eastgate Drive, Mount Laurel, NJ 08054 (the "Tenant").

IN CONSIDERATION of the mutual covenants contained herein, the Landlord and Tenant hereby agree as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1 Definitions. In this Lease the following terms shall have the following meanings:

     "Additional Rent" means all other amounts payable by the Tenant to the Landlord or to be discharged as Rent under this Lease;

     "Building" means the building #1 (consisting of 16,000sq.ft. of office space) located on the Land, including all alterations and additions thereto and replacements thereof. The cabling that runs throughout the building along with the existing racking and termination hardware will remain the property of the Landlord. Of the installed fiber optic and copper telephone cabling, the Landlord reserves the right to use 6 strands of fiber along with 6 pairs of copper that run between buildings 1,2 and 5 of 572 Whitehead Road;

     "Commencement Date" means June 1, 2004;

     "Event of Default" means an event referred to in Section 10.2;

     "Land" means the land known municipally as 572 Whitehead Road, Trenton, NJ 08619 and legally described as same;

     "Lease" means this lease and any Schedules attached hereto, which are referred to in this lease, and every executed instrument, which by its terms amends, modifies or supplements this lease;

     "Lease Year" means each successive periods of twelve (12) calendar months during the Term ending on an anniversary of the Commencement Date; provided that if the Landlord deems it necessary for the Landlord's accounting purposes, the Landlord may by written notice to the Tenant specify another day on which each subsequent lease year is to commence and in such event, the appropriate adjustments shall be made accordingly;

     "Leased Premises" means the Property and the Building;

     "Minimum Rent" means for each Lease Year, the amounts set out hereunder:

     --------------------------------------------
     Year of   Aggregate Annual   Monthly Minimum
      Term       Minimum Rent           Rent
     --------------------------------------------
      Year 1      $139,200.00        $11,600.00
      Year 2      $139,200.00        $11,600.00
     --------------------------------------------

     *The above charges are for rent at $8.70/sq.ft., which includes .20/sq.ft. for the proportionate share of Real Estate Taxes.

     "Occupancy Date" means March 1, 2004;

     "Permitted Use" means the business of office / storage and any and all uses ancillary thereto;

     "Rent" means the aggregate of all amounts payable by the Tenant to the Landlord under this Lease;




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                                     Page 2


     "Term" means a period of Two (2) Years, commencing on the Commencement Date or any renewal period hereunder;

     "Termination Date" means May 31, 2006, unless earlier terminated as provided in this Lease;

     "Value Taxes" means all goods and services taxes, sale taxes, value-added taxes, and any other taxes imposed on the Landlord with respect to this Lease, the services provided hereunder or the Rent.

                                   ARTICLE 2
                      GRANT OF LEASE AND GENERAL COVENANTS

2.1 Grant. The Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord the Leased Premises, to have and to hold during the Term, subject to the terms and conditions of this Lease.

2.2  Landlord's General Covenants. The Landlord covenants with the Tenant:

     (a)  for quiet enjoyment of the Leased Premises; and

     (b) to observe and perform all the covenants and obligations of the Landlord herein.

2.3  Tenant's General Covenants. The Tenant covenants with the Landlord:

     (a)  to pay Rent; and

     (b) to observe and perform all the covenants and obligations of the Tenant herein.

                                   ARTICLE 3
                               TERM AND POSSESSION

3.1 Term. The Term of this Lease shall begin on the Commencement Date and end on the Termination Date unless terminated earlier as provided in this Lease. As of May 31, 2005, Emtec may downsize from 16,000sq.ft. with a maximum of 8,000sq.ft. eliminated. If a downsize were to occur, Emtec would consolidate its operations either into the first and second floor of the red brick section or the first and second floor of the metal section. After May 31, 2006 either Tenant or Landlord may terminate this lease upon sixty
     (60) days written notice to the other party.

3.2 Possession of Leased Premises. Notwithstanding the Term, the Tenant shall have occupancy of the Leased Premises from and after the Occupancy Date to the Termination Date, during which period the Tenant shall pay all Rent, other than Minimum Rent, and shall observe and perform all the covenants and obligations of the Tenant herein.

                                    ARTICLE 4
                                      RENT

4.1 Rent. The Tenant shall pay to the Landlord as Rent for the Leased Premises the aggregate of:

     (a) Minimum Rent in respect of each year of the Term or renewal terms as the case may be, payable in advance and without notice or demand in monthly installments commencing on the Commencement Date; and

     (b) Additional Rent at the times and in the manner provided in this Lease or, if not so provided, as reasonably required by the Landlord.

     If the Commencement Date is not the first day of a calendar month, Rent for the period from the Commencement Date to the first day of the next calendar month shall be pro-rated on a




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                                     Page 3


     per diem basis and paid on the Commencement Date and thereafter all subsequent monthly installments of Rent shall be paid in advance on the first day of each calendar month.

4.2 Net Lease. It is the intent of the Landlord and the Tenant that this Lease shall be fully net to the Landlord, provided that the Tenant shall not be responsible for costs and expenses expressly excluded by the terms of this Lease, and including but not limited to the following:

     (a) mortgage payments of capital or interest on any mortgage affecting the Leased Premises;

     (b) any income taxes of the Landlord, except to the extent that such income taxes are imposed in lieu of real property taxes;

     (c)  any ground rental;

     (d)  any structural repairs or replacements; and

     (e) any expenditures with respect to the Leased Premises, which are of a capital nature.

4.3 Payment of Rent. One (1) month security deposit is required. All amounts payable by the Tenant to the Landlord pursuant to this Lease shall be deemed to be Rent and shall be payable and recoverable as Rent in the manner herein provided and the Landlord shall have all rights against the Tenant for default in any such payment as in the case of arrears of rent. Except as provided in Section 8.1, Rent shall be paid to the Landlord in lawful money of the United States of America, without deduction or set-off, at the address of the Landlord or to such other person or such other address as the Landlord may from time to time designate in writing. The Tenant's obligation to pay Rent shall survive the expiration of earlier termination of this Lease.

                                   ARTICLE 5
                               USE AND OCCUPATION

5.1 Use of Leased Premises. The Tenant shall use the Leased premises only for the Permitted Use and shall not use or permit to be used the Leased Premises or any part thereof for any other purpose or business or by any persons other than the Tenant.

5.2 Compliance with Laws. The Tenant shall comply with present and future laws, regulations and orders relating to the occupation or use of the Leased Premises, the condition of the leasehold improvements, equipment and other property of the Tenant therein, the making by the Tenant of any repairs, changes or improvements and the conduct of business in the Leased Premises.

5.3 Prohibited Uses. The Tenant shall not commit, cause or permit any nuisance or any waste or injury to or in or about the Leased Premises, or to any of the leasehold improvements, merchandise or fixtures therein, or conduct any use or manner of use causing annoyance to any person. Without limiting the generality of the foregoing, the Tenant shall not use or permit the use of any portion of the Leased Premises for any dangerous, illegal, noxious, odorous or offensive trade, business or occurrence or other use contrary to the provisions of this Lease. The Tenant shall keep the Leased Premises free of debris or anything of a dangerous, noxious, odorous or offensive nature or which could create an environmental or a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, heat or noise.

5.4 Hazardous Use. The Tenant shall not do, omit to do or permit to be done anything which will cause or shall have the effect of causing the cost of the Landlord's insurance in respect of the Leased Premises to be increased at any time during the Term or any policy of insurance on or relating to the Leased Premises to be subject to cancellation. Without waiving the foregoing prohibition, the Landlord may demand and the Tenant shall pay to the Landlord upon demand, the amount of any increase in the cost of insurance caused by anything so done or omitted to be done. The Tenant shall forthwith upon the Landlord's request comply with the requirements of the Landlord's insurers, cease any activity complained of and make good




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                                     Page 4


     any circumstance which has caused any increase in insurance premiums or the cancellation of any insurance policy. If any policy of insurance in respect of the Leased Premises is cancelled or becomes subject to cancellation by reason of anything so done or omitted to be done, the Landlord may without prior notice terminate this Lease and re-enter the Leased Premises.

5.5 Signage. The Tenant shall, with the Landlord's prior written approval, not to be unreasonably withheld, be permitted to install and exhibit sign(s) identifying the Tenant and the Tenant's business activities on the Leased Premises. Subject to requirements of existing municipal by-laws, such sign(s) are to be installed and maintained at the Tenant's own expense.

5.6 Rules and Regulations. The Landlord shall be entitled from time to time to make reasonable rules and regulations for the operation, maintenance, safety, and use of the Leased Premises and the Tenant shall comply with such rules and regulations and shall cause its servants, agents, employees, customers, invitees and licensees to comply with such rules and regulations.

5.7 Toxic or Hazardous Substances. The Tenant at present agrees to neither store, spill or bring onto the premises any material which is considered a hazardous substance as defined by the Industrial Site Recovery Act, N.J.S.A. 13:1K-6, et seq. and the regulations promulgated thereunder other than substances ordinarily used in offices in quantities typically found in offices. Tenant is not currently utilizing any material that is considered a hazardous substance other than substances ordinarily used in offices in quantities typically found in offices. In the event of a change in technology so that Tenant is required in the future to utilize hazardous substances, Tenant will notify Landlord and obtain Landlord's consent, which consent will not be unreasonably withheld. In the event of Tenant in the future utilizing a hazardous substance as defined by the Industrial Site Recovery Act, Tenant hereby agrees to indemnify and hold Landlord harmless with respect to said hazardous substance and the use thereof and further agrees to comply with any and all regulations concerning industries who use such hazardous substances. In the event this clause is violated, Tenant shall immediately, upon the request of Landlord, the State or any Department thereof, remove said substance and restore the premises to an ISRA free condition from the violation within five (5) days of said notice at Tenant's sole cost and expense. Tenant agrees to indemnify and hold Landlord harmless with respect to any financial liability imposed upon Landlord for Tenant's violations of the within paragraph. An uncured violation of this paragraph shall give Landlord an immediate right to possession. In the event evidence of such compliance is not delivered to the Landlord prior to the surrender of the premises by the Tenant to the Landlord, it is understood and agreed that the Tenant shall be liable to pay to the Landlord an amount equal to two times the rent then in effect, pro rated on a monthly basis, together with all applicable additional rent from the date of such surrender until such time as evidence of compliance with ISRA has been delivered to the Landlord and together with any costs and expenses incurred by Landlord enforcing Tenant's obligations under this paragraph. Evidence of compliance, as used herein, shall mean a letter of non-applicability issued by the New Jersey Department of Environmental Protection or an approved negative declaration or a clean-up plan which has been fully implemented and approved by the New Jersey Department of Environmental Protection.

     Tenant is not deemed to be responsible for nor does Tenant assume any responsibility for any hazardous or toxic substances which may be present at the premises upon the commencement of the lease. Landlord represents to Tenant that there has been a full ISRA compliance done by Goodall Rubber Company Inc., Landlord's predecessor in title, and to the best of Landlord's knowledge, there are no hazardous substances or hazardous waste present at the premises. Landlord agrees to indemnify and hold Tenant harmless with respect to any loss, liability, cost or expense which Tenant may sustain by reason of the presence at the commencement of the lease of any such hazardous substance or hazardous waste.

                                   ARTICLE 6
                     RIGHTS AND OBLIGATIONS OF THE LANDLORD




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                                     Page 5


6.1 Operation of Leased Premises. The Tenant shall assume full responsibility for the operation and maintenance of the Leased Premises and for the repair or replacement of all fixtures or chattels, where such repair or replacement is less than $7,500 per occurrence, located therein or thereon. The Landlord shall have no responsibility whatsoever, with respect to maintenance, repairs or replacement, except as provided in Section 6.2 herein, provided that if the Tenant fails to do so, the Landlord may at its sole option upon 14 days prior written notice and without any obligation to the Tenant elect to perform such maintenance, repairs or replacement as the Landlord may reasonably deem necessary or desirable. In so doing, the Landlord shall not be liable for any consequential damage, direct or indirect to any person or property, including, but without restricting the generality of the foregoing, damages for a disruption of the business of the Tenant and damage to, or loss of, the goods, chattels and equipment and other property of the Tenant nor shall any reduction or disruption of services be construed as a breach of the Landlord's covenants or as an eviction of the Tenant, or release of the Tenant from any obligation under this Lease provided that the Tenant's business is not unreasonably interfered with.

6.2 Access by Landlord. The Tenant shall permit the Landlord to enter the Leased Premises at any time outside normal business hours in case of an emergency and otherwise during normal business hours where such will not unreasonably disturb or interfere with the Tenant's use of the Leased Premises or operation of its business, to examine, inspect and show the Leased Premises for purposes of leasing, sale or financing, to provide services or make repairs, replacements, changes or alterations as provided for in this Lease and to take such steps as the Landlord may deem necessary for the safety, improvement or preservation of the Leased Premises. The Landlord shall, whenever possible, consult with or give reasonable notice to the Tenant prior to entry but no such entry shall constitute an eviction or a breach of the Landlord's covenant for quiet enjoyment or entitle the Tenant to any abatement of Rent. The Tenant shall also permit the Landlord, its employees and agents, at any time during the six (6) months prior to the expiry or termination of this Lease to enter the Leased Premises for the purpose of showing it to any such persons as may be desirous of purchasing or leasing the Leased Premises.

                                   ARTICLE 7
                            TENANT'S RESPONSIBILITIES

7.1 Tenant's Obligations. In connection with the Leased Premises, the Tenant hereby agrees that it shall be responsible for the following throughout the
     Term:

     (a) Insurance - The Tenant hereby agrees to defend and save the Landlord harmless and indemnify it from all injury, loss, claims or damage (including attorney's fees and disbursements incurred by the Landlord in conducting an investigation and preparing for and conducting a defense) to any person or property arising from, relating to or in any way connected with the use or occupancy of the premises or the conduct or operation of the Tenant's business.

          To maintain with responsible companies approved by the Landlord:

               (1) Comprehensive general liability insurance against all claims, demands or actions for injury to or death of person or property to the limit of not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate per occurrence and/or in the aggregate including products liability and independent contractor's coverage with broad form endorsement arising from, related to or in any way connected from the conduct and operation of the Tenant's business in the Premises or caused by actions or omissions to act where there is as duty to act of the Tenant, its agents, servants and contractors, which insurance shall name the Landlord, its agents, servants, employees, contractors, licensees and invitees as additional insured's. Tenant will additionally be required to provide a $1,000,000.00 umbrella policy over and above the comprehensive liability.

               (2) If there is a boiler or major refrigeration equipment or pressure object or other similar equipment in the Premises, steam boiler, air conditioning and




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                    machinery insurance written on broad form basis to the limit of $500,000.00.

               (3) Fire insurance with extended coverage, vandalism, malicious mischief, sprinkler leakage and flood endorsements attached as the Landlord reasonably may from time to time approve or require covering all fixtures and equipment, stock in trade, furniture, furnishings, improvements or betterments installed or made by the Tenant in, on or about the Premises to the extent of at least 100% of their replacement values without deduction for depreciation but in any event, in applicable policies. Tenant will also be responsible for building replacement coverage in the event of loss for not less than $1,120,000.00 based on $70.00/sqft. replacement cost.

               (4) Workmen's compensation, disability and such other similar insurance covering all persons employed in connection with the Tenant's work and with respect to whom, death or bodily injury claims could be asserted against the Tenant, Landlord or the Premises.

               (5) Rental income insurance payable to the Landlord as loss payee in case of loss caused by a casualty against which insurance is required hereunder with respect to the twelve
                    (12) month period following any casualty.

          All of said insurance shall be in form and with deductibles (not greater than $1,000.00 deductible) satisfactory to the Landlord and shall provide that it shall not be subject to cancellation, termination or change except after at least thirty (30) days' prior written notice to the Landlord. In the case of boiler and machinery insurance and rental income insurance, the policy (ies) shall cover the Landlord as an additional insured and loss payee. All policies required pursuant to this Paragraph or duly executed duplicates of same shall be deposited with the Landlord not less than ten (10) days prior to the day the Tenant begins its work and upon renewals of said policies not less than fifteen (15) days prior to the expiration of the terms of such coverage. All such policies shall be delivered with satisfactory evidence of the payment of the premium thereof. The Landlord and Tenant mutually agree that with respect to any loss which is covered by insurance then being carried by them respectively or required to be carried, the party carrying or required to carry such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss, and they further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof. In the event that an extra premium is payable by either party as a result of these provisions, the other party shall reimburse the party paying such premium the amount of such extra premium. If at the written requirement of the other party this release and non-subrogation provision is waived, then the obligation of reimbursement shall cease for such period of time as such waiver shall be effective, but nothing contained in this Paragraph shall be deemed to modify or otherwise affect releases elsewhere herein contained of either party from liability for claims.

          All public liability, property damage and other casualty insurance policies obtained by the Tenant pursuant to this subparagraph shall be written as primary insurance and not contributing with separate coverage which the Landlord may carry, shall name the Landlord as an additional insured and shall contain cross-liability endorsements. If the Tenant fails to comply with this paragraph, the Landlord shall have the right to obtain any such insurance and to pay the premiums therefore and in such event, the entire amount of such premiums shall be immediately due and payable by the TENANT to the LANDLORD.

          Landlord additionally will obtain comprehensive general liability insurance covering the entire site. Tenant hereby agrees to pay to Landlord as and for additional rent, twenty percent (20%) of the annual premium for said policy. Said payments to be made within fifteen (15) days of Landlord's submission of the bill to Tenant.

     (b) Utilities - to promptly pay and discharge all charges, rates, assessments and levies for water, gas, electric, sewer, annual sprinkler inspection charge and all other utilities supplied to or consumed in the Leased Premises.




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     (c)  Taxes - to pay a proportionate share of Real Estate Taxes. The proportionate share equates to .20/sqft, which is included in the rental rate indicated in Article 1.1.

     (d) Heating and Cooling - to pay and discharge as Rent the cost of all heating, cooling, ventilating and air conditioning required in the Leased Premises and the cost of all repairs, replacements and improvements to the heating, ventilating, air conditioning and other service and utility systems;

     (e) Maintenance - to maintain the Leased Premises and all improvements therein in good order and condition; including but not limited to, maintenance of lighting fixtures, cleaning of carpets, indoor paint, bathrooms, alarms and any interior renovations. To provide all landscaping, gardening and snow removal. To keep the Leased Premises in a clean condition and remove from the Leased Premises at its expense all debris and garbage;

     (f) Repairs - to perform all repairs to and make all replacements of fixtures, systems, facilities, equipment, machinery, leasehold improvements and plate glass in the Leased Premises as may be necessary up to $7,500.00 per occurrence; and

     (g) All Other Expenses - to pay all other expenses of every nature incurred in connection with the maintenance and operation of the Leased Premises.

7.2 Payment of Costs. The Tenant shall pay all of the costs and expenses associated with the Tenant's obligations directly to the appropriate party as they come due and shall, at the Landlord's request, provide the Landlord with copies of receipts or other proof acceptable to the Landlord that such costs have been paid. If the Tenant fails to perform any obligation under this Lease or to pay any costs and expenses as set out herein, the Landlord may at its sole option and discretion, on seven (7) days written notice to the Tenant, perform such obligation or pay such amounts on behalf of the Tenant and the Tenant shall forthwith upon receipt of an invoice therefor reimburse the Landlord for the cost of such action or the amount of such payment.

7.3 Leasehold Improvements. The Tenant may install in the Leased Premises its usual fixtures and personal property in a proper manner; provided that no installation or repair shall interfere with or damage the mechanical or electrical systems or the structure of the Leased Premises. If the Tenant is not then in default hereunder, the fixtures and personal property installed in the Leased Premises by the Tenant may be removed by the Tenant from time to time in the ordinary course of the Tenant's business or in the course of reconstruction, renovation or alteration of the Leased Premises by the Tenant, provided that the Tenant promptly repairs at its own expense any damage to the Leased Premises resulting from the installation and removal reasonable wear and tear excepted. The Tenant shall, if required by the Landlord, remove any Leasehold Improvements or fixtures from the Leased Premises upon the termination of this Lease.

7.4 Alterations by Tenant. The Tenant may from time to time at its own expense make changes, additions and improvements to the Leased Premises to better adapt the same to its business, provided that any change, addition or improvement shall be made only after obtaining written consent of the Landlord, such consent not to be unreasonably withheld and shall be carried out in a good and workmanlike manner and only by persons selected by the Tenant and reasonably approved in writing by the Landlord. If any such changes, additions or improvements require alterations to the exterior walls, roof, or other structural components of the Leased Premises or modification to the heating, ventilation or air conditioning systems in the Leased Premises, the Tenant shall be solely responsible for the cost of such modifications and the Landlord hereby reserves the right to perform any such work at the expense of the Tenant provided that the cost of such work to the Tenant is reasonable in the circumstance.

7.5 Liens. The Tenant shall pay promptly when due all costs for work done or caused to be done by the Tenant in the Leased Premises which could result in any lien or encumbrance on the Landlord's interest in the property, shall keep the title to the property and every part thereof




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     free and clear of any lien or encumbrance in respect of the work and shall indemnify and hold harmless the Landlord against any claim, loss, cost, demand and legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of materials, services or labor for the work.

7.6 Notify Landlord. The Tenant shall immediately notify the Landlord of any accidents or defect in the Leased Premises or any systems thereof, and as well of any matter or condition, which may cause injury or damage to the Leased Premises, or any person or property located therein.

                                   ARTICLE 8
                             DAMAGE AND DESTRUCTION

8.1 Damage and Destruction. If during the Term the Leased Premises or any part thereof shall be damaged by fire, lightning, tempest, structural defects or acts of God or by any additional perils from time to time defined and covered in the standard broad-coverage fire insurance policy carried by the Tenant on the Leased Premises, the following provisions shall apply:

     (a) If as a result of such damage the Leased Premises are rendered partially unfit for occupancy by the Tenant, the Rent shall abate in the proportion that the part of the Leased Premises rendered unfit for occupancy by the Tenant is of the whole of the Leased Premises. If the Leased Premises are rendered wholly unfit for occupancy by the Tenant, the Rent shall be suspended until the Leased Premises have been rebuilt and repaired or restored.

     (b) Notwithstanding subsection (a) above, if in the opinion of the Landlord's architect or engineer given within 60 business days of the happening of damage, the Leased Premises shall be incapable of being rebuilt, repaired, or restored with reasonable diligence within 180 days after the occurrence of the damage then either the Landlord or the Tenant may, at its option, terminate this Leased by notice in writing to the other given within 15 days of the giving of the opinion of the Landlord's architect or engineer. If notice is given by the Landlord or Tenant under this Section, then this Lease shall terminate from the date of such damage and the Tenant shall immediately surrender the Leased Premises and all interest therein to the Landlord and the Rent shall be apportioned and shall be payable by the Tenant only to the date of the damage and the Landlord may thereafter re-enter and repossess the Leased Premises.

     (c) If the Leased Premises are capable with reasonable diligence of being rebuilt, repaired or restored within 180 days of the occurrence of such damage, then the Landlord shall proceed to rebuild, restore or repair the Leased Premises with reasonable promptness within 180 days plus any additional period due to delay caused by strikes, lock-outs, slow-downs, shortages of material or labor, acts of God, acts of war, inclement weather or other occurrences which are beyond the reasonable control of the Landlord, and the Rent shall abate in the manner provided for in subsection (a) above until the Leased Premises have been rebuilt, repaired or restored; provided that nothing in this Section shall in any way be deemed to affect the obligation of the Tenant to repair, maintain, replace or rebuild the Leased premises as otherwise provided by the terms of this Lease.

                                    ARTICLE 9
                                  CONDEMNATION

9.1 Condemnation. If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing: and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, other than the right to prosecute its own claim for personal property and trade fixtures as well as its moving expenses are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

                                   ARTICLE 10
                                    INDEMNITY

10.1 Indemnity. The Tenant shall indemnify and save harmless the Landlord and its agents and employees from any and all liabilities, damages, costs, claims, suits or actions growing or arising out of:

     (d) any breach, violation or non-performance of any covenant, condition or agreement in this Lease set forth and contained on the part of the Tenant to be fulfilled, kept, observed and performed;

     (e) any damage to property while the property is in or about the Leased Premises; and

     (f) any injury to person or persons including death resulting at any time therefrom occurring in or about the Leased Premises.

10.2 Limitation of Landlord's Liability. The Landlord and its agents and employees shall not be liable for any damage to the Leased Premises or any property located therein caused by any latent defect or by steam, water, rain or snow which may leak into, issue or flow from any part of the Leased Premises or from the water, steam, sprinkler or drainage pipes or plumbing works of the same or from any other place or from any damage caused by or attributable to the condition or arrangement of any electrical or other wiring or for any damage caused by anything done or omitted to be done by any person or for damage caused by interruption or failure of any service or utility or for damage however caused to merchandise, stock in trade, books, records, files, money, securities, negotiable instruments, papers or other valuables.

10.3 Survival of Obligations and Indemnities. All obligations of the Tenant, which arise during the Term pursuant to this Lease and which have not been satisfied and the indemnities, and other obligations of the Tenant contained in Section 9.1 shall survive the expiration or other termination of this Lease.

                                   ARTICLE 11
                                     DEFAULT

11.1 Interest and Costs. If Rent is not paid within ten (10) days of the date the same is due, the Tenant shall pay monthly to the Landlord interest at five percent (5%) of the amount to have been paid for each month or part of month upon any default in payment of Rent until the same is fully paid and satisfied. The Tenant shall indemnify the Landlord against all costs and charges reasonably incurred in enforcing payment of Rent hereunder and in obtaining possession of the Leased Premises should the same be necessary.

11.2 Events of Default. Each of the following events shall constitute an event of default (an "Event of Default"):

     (g) all or any part of the Rent hereby reserved is not paid when due and upon written notice by the Landlord default continues for five (5) days after notice thereof; or

     (h) the Term or any goods, merchandise, stock in trade, chattels or equipment of the Tenant is seized or is taken or exigible in execution or in attachment or if a writ of execution is issued against the Tenant or if a creditor takes possession thereof; or

     (i) the Tenant or any person or corporation bound to perform the obligations of the Tenant hereunder either as guarantor or indemnifier or as one of the parties constituting the Tenant takes any steps or suffers any order to be made for its winding-up or other termination of its corporate existence or becomes insolvent or commits an act of bankruptcy or becomes bankrupt or takes the benefit of any statute that may be in force for bankrupt or insolvent debtors or becomes involved in voluntary or involuntary winding-up proceedings or if a receiver or receiver/manager shall be appointed for the business, property, affairs or revenues of the Tenant or such person or corporation; or

     (j) the Tenant makes a bulk sale of its goods or moves or commences, attempts or threatens to move its goods, chattels and equipment out of the Leased Premises (other than in the normal course of its business) or ceases to conduct business from the Leased Premises for in excess of 14 days; or

     (k) the Tenant fails to observe, perform and keep each and every of the covenants, agreements and conditions herein contained to be observed, performed and kept by the Tenant and persists in the failure after 10 days notice by the Landlord requiring the Tenant to remedy, correct, desist or comply (or if any breach would reasonably require more than 10 days to rectify, unless the Tenant commences rectification within the 10 day notice period and thereafter promptly and effectively and continuously proceeds with the rectification of the breach).

11.3 Remedies on Default. Upon the occurrence of one or more Events of Default, the Landlord may, at its option, and in addition to and without prejudice to all rights and remedies of the Landlord available to it either by any other provision of this Lease or by statute or the general law:

     (l) be entitled to the full amount of the current month's and the next three months' installments of Rent which shall immediately become due and payable and the Landlord may immediately distrain for the same, together with any arrears then unpaid;

     (m) without notice or any form of legal process, forthwith re-enter upon and take possession of the Leased Premises or any part thereof in the name of the whole and re-let the Leased Premises or any part thereof on behalf of the Tenant or otherwise as the Landlord sees fit and remove and sell the Tenant's merchandise, stock in trade, goods, chattels and trade fixtures therefrom, any rule of law or equity to the contrary notwithstanding;

     (n) seize and sell such goods, chattels and equipment of the Tenant as are in the Leased Premises and may apply the proceeds thereof to all Rent to which the Landlord is then entitled under this Lease. Any such sale may be effected by public auction or otherwise, and either in bulk or by individual item, all as the Landlord in its sole discretion may decide;

     (o) terminate this Lease by leaving upon the Leased Premises ten (10) days prior written notice of the termination, and termination shall be without prejudice to the Landlord's right to damages; it being agreed that the Tenant shall pay to the Landlord as damages the loss of income of the Landlord to be derived from the Leased Premises for the unexpired portion of the Term had it not been terminated, provided that the Landlord shall not be entitled in any event to receive any damages greater than those damages the Landlord would be entitled to receive at law; or

     (p) re-enter into and upon the Leased Premises or any part thereof in the name of the whole and repossess and enjoy the same as of the Landlord's former estate, anything herein contained to the contrary notwithstanding;

     and the Tenant shall pay to the Landlord forthwith upon demand all expenses of the Landlord in re-entering, terminating, re-letting, collecting sums due or payable by the Tenant or realizing upon assets seized including tenant inducements, leasing commissions, legal fees on a solicitor and client basis and all disbursements and the expense of keeping the Leased Premises in good order, and preparing the same for re-letting.

11.4 Waiver. If the Landlord shall overlook, excuse, condone or suffer nay default, breach or non-observance by the Tenant of any obligation hereunder, this shall not operate as a waiver of the obligation in respect of any continuing or subsequent default, breach or non-observance and no such waiver shall be implied but shall only be effected if expressed in writing.

11.5 Waiver of Exemption and Redemption. Notwithstanding anything contained in any statute now or hereafter in force limiting or abrogating the right of distress, none of the Tenant's goods, merchandise, stock in trade, chattels or trade fixtures on the Leased Premises at any time during the Term shall be exempt from levy by distress for Rent in arrears, and upon any claim being made for exemption by the Tenant or on distress being made by the Landlord, this agreement may be pleaded as an estoppel against the Tenant in any action brought to test the right to the levying upon any such goods as are named as exempted in any such statute, the Tenant hereby waiving all and every benefit that could or might have accrued to the Tenant under and by virtue of any such statute but for this Lease. The Tenant hereby expressly waives any and all rights of redemption and relief from forfeiture granted by or under any present or future laws in the event of the Tenant being evicted or dispossessed for any cause, or in the event of the Landlord obtaining possession of the Leased Premises, by reason of the violation by the Tenant of any of the terms or conditions of this Lease or otherwise.

                                   ARTICLE 12
                            ASSIGNMENT AND TRANSFERS

12.1 No Assignment By Tenant. The Tenant shall not assign, sublet, pledge or transfer this Lease or any interest therein or in any way part with possession of all or any part of the Leased Premises, or permit all or any part of the Leased Premises to be used or occupied by any other person without the Landlord's prior written consent, which consent may not be unreasonably withheld. The Tenant shall be permitted to assign this lease without prior consent of the Landlord to an associated corporation, a parent or wholly owned subsidiary of the Tenant or to a corporation which results from the reorganization, consolidation, amalgamation or merger of the Tenant, provided that any such assignment or any transfer, or transfers, or other dealing with any of the shares of the Tenant, which taken alone or together have the effect of changing control of the Tenant, shall be deemed to be an assignment of this Lease which requires the prior approval of the Landlord as set out herein.

12.2 Sale, Conveyance and Assignment by the Landlord. Nothing in this Lease shall restrict the right of the Landlord to sell, convey, assign, pledge or otherwise deal with the Leased Premises subject only to the rights of the Tenant under this Lease. A sale, conveyance or assignment of the Leased Premises by the Landlord shall operate to release the Landlord from liability from and after the effective date thereof in respect of all of the covenants, terms and conditions of this Lease, express or implied, except as they may relate to the period prior to the effective date, and only to the extent that the Landlord's successor assumes the Landlord's obligations under the Lease and the Tenant shall thereafter look solely to the Landlord's successor in interest and to this Lease.

12.3 Subordination. This Lease is and shall be subject and subordinate in all respects to any and all mortgages (including deeds of trust and mortgage) now or hereafter placed on the Leased Premises and all advances thereunder, past, present and future and to all renewals, modifications, consolidations, replacements and extensions thereof. The Tenant agrees to execute promptly after request therefor an instrument of subordination as may be requested.

                                   ARTICLE 13
                            SURRENDER AND OVERHOLDING

13.1 Surrender. Upon the expiration or other termination of the Term, the Tenant shall immediately quit and surrender possession of the Leased Premises and all leasehold improvements in substantially the condition in which the Tenant is required to maintain the Leased Premises excepting only reasonable wear and tear, and upon surrender, all right, title, and interest of the Tenant in the Leased Premises shall cease. It is understood that the Landlord has the right to remove and sell or otherwise dispose of any leasehold improvements, chattels, equipment or any other property of the Tenant left on the Leased Premises by the Tenant after the termination of this Lease, and to retain the proceeds thereof, and the Tenant shall pay to the Landlord upon written demand all of the costs incurred by the Landlord in connection therewith.

13.2 Overholding. If the Tenant continues to occupy the Leased Premises after the expiration or other termination of the Term without any further written agreement, the Tenant shall be a monthly tenant at an Minimum Rent equal to two times the Minimum Rent paid by the Tenant immediately prior to the expiration or other termination of the Term but subject to all other provisions in this Lease to the extent that the same are applicable to a month to month tenancy, and a tenancy from year to year shall not be created by implication of law. Nothing contained in this Section shall preclude the Landlord from exercising all of its rights set out in this Lease including, without limitation, the taking of any action for recovery or possession of the Leased Premises.

                                   ARTICLE 14
                                     GENERAL

14.1 Entire Agreement. There is no promise, representation or undertaking by or binding upon the Landlord except such as are expressly set forth in this Lease, and this Lease including the Schedules contains the entire agreement between the parties hereto.

14.2 Registration. The Tenant agrees not to register this Lease. If the Tenant wishes to register a notice of this Lease, the Landlord agrees to execute at the expense of the Tenant, an acknowledgement or short form of lease sufficient for such purpose, which shall preserve the confidentiality of the Rent and other financial terms of this Lease. The Tenant shall at its own expense, upon expiration or earlier termination of the Term, discharge any registration made against the Leased Premises providing notice of its interest in the Lease.

14.3 Notice. Any notice required or contemplated by any provision of this Lease shall be given in writing and shall be sufficiently given if mailed by registered mail or delivered or if sent by telecopy or similar form of immediate transmission and if to the Landlord, delivered to the address set out on page 1 and if to the Tenant, personally (or to a partner or officer of the Tenant if the Tenant is a firm or corporation) or delivered to the Leased Premises (whether or not the Tenant has departed from, vacated or abandoned the same). Any notice shall be deemed to have been received five postal delivery days after the date of mailing or on the day following the date of delivery or sending. If it is reasonably anticipated that mail service may be disrupted, notice must be delivered or sent by telecopy or other form of immediate transmission.

14.4 Relationship of Parties. Nothing contained in this Lease shall create any relationship between the parties hereto other than that of Landlord and Tenant.

14.5 Governing Law. This Lease shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New Jersey.

14.6 Amendment or Modification. No amendment, modification or supplement to this Lease shall be valid or binding unless put out in writing and executed by the Landlord and the Tenant.

14.7 Force Majeure. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent tot he period of such delay.

14.8 Severability. All of the provisions of this Lease are to be construed as covenants and agreements. If any provision of this Lease is illegal or unenforceable, it shall be considered separate and severable from the remaining provisions of this Lease, which shall remain in force and be binding as thought he provision had never been included.

14.9 Captions and Headings. The captions and headings contained in this Lease are for convenience of reference only and are not intended to limit, enlarge or otherwise affect the interpretation of the Articles, Sections or parts thereof to which they apply.

14.10 Interpretation. Wherever necessary or appropriate in this Lease, the plural shall be interpreted as singular, the masculine gender as feminine or neuter and vice versa and when there are two or more parties bound by the Tenant's covenants herein contained their obligations shall be joint and several.

14.11 Time of the Essence. Time shall be of the essence hereof.

14.12 Successors and Assigns. Subject to specific provisions contained in this Lease to the contrary, this Lease shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and the heirs, executors and administrators and the permitted successors and assigns of the Tenant.

14.13 Consent Not Unreasonably Withheld. For greater clarity and except as otherwise specifically provided, whenever consent or approval of Landlord or Tenant is required under the terms of this Lease, such consent or approval shall not be unreasonably withheld or delayed. If either party withholds any consent or approval such party shall on written request deliver to the other a written statement giving the reasons therefor.

14.14 Net Lease. The Tenant acknowledges and agrees that it is intended that this Lease is a completely carefree net lease to the Landlord, except as herein set out, that the Landlord is not responsible during the term for any costs, charges, expenses or outlays of any nature whatsoever arising from or related to the Leased Premises, or the use and occupancy thereof, or the business carried on therein, and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises except as expressly herein set out.

IN WITNESS WHEREOF the Landlord and the Tenant have executed this Lease as of the date first set forth above.


/s/                                     /s/ Peter Horvath
------------------------------------    ----------------------------------------
Witness                                 Peter A. Horvath
                                        President
                                        Hamilton Transit Corporate Center


/s/                                     /s/ John Howlett
------------------------------------    ----------------------------------------
Witness                                 John Howlett
                                        President
                                        Emtec, Inc.